SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 24, 2001

WARWICK COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-36021	06-1497903
(State or other jurisdiction of in Company)	(Commission File Number)	(IRS Employer Identification No.)

18 Oakland Avenue, Warwick, New York 10990-0591
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (914) 986-2206

Not Applicable
(Former name or former address, if changed since 1st report)

Items 1 through 6 and 8. Not Applicable.

Item 7.	Financial Statements and Exhibits.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this Report:

Exhibit No.	Description

99.1	Text of written presentation that Warwick Community Bancorp, Inc. intends to make available on July 25, 2001 at the Keefe, Bruyette & Woods, Inc. Community Bank Investor Conference.

Item 9.	Regulation FD Disclosure.

On July 25, 2001, Warwick Community Bancorp, Inc. ("Company") is scheduled to make a presentation at the Keefe, Bruyette & Woods, Inc. Community Bank Investor Conference, which will be held at The Metropolitan Club, One East 60th Street, New York, New York 10022-1054. Attached as Exhibit 99.1 of this Form 8-K is a copy of the written material that the Company intends to make available at such conference.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Community Bancorp, Inc.

By:	/s/ Ronald J. Gentile

Ronald J. Gentile President and Chief Operating Officer

Dated: July 24, 2001

Exhibit Index

Exhibit No.	Description

99.1	Text of written presentation that Warwick Community Bancorp, Inc. intends to make available on July 25, 2001 at the Keefe, Bruyette & Woods, Inc. Community Bank Investor Conference.